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                                                                   Exhibit 10.6


                             STOCK PLEDGE AGREEMENT


         THIS STOCK PLEDGE AGREEMENT (this "Agreement") dated as of December 22, 2000 by _______________, an individual residing at _______________ (the
"Pledgor"), for the benefit of WATTAGE MONITOR INC., a Nevada corporation (the "Pledgee").


                              W I T N E S S E T H:
                              - - - - - - - - - -


         WHEREAS, pursuant to that certain Stock Purchase Agreement among Wattage Monitor Inc., Gerald R. Alderson, Vicki Center, Robert Forrest dated as of the date hereof (the "Stock Purchase Agreement"), Pledgor has acquired __________ shares of the Pledgee's common stock, par value of $.01 per share (the "Securities").

         WHEREAS, as consideration for the acquisition of the Pledged Securities, the Pledgor has executed and delivered to the Pledgee, a secured promissory note in the principal amount of ____________ Dollars ($______), dated as of the date hereof (the "Promissory Note"); and

         WHEREAS, the Pledgee requires, and the Pledgor is willing as a condition to the consummation of the transaction contemplated by the Stock Purchase Agreement and the Promissory Note to pledge to the Pledgee the Securities (the "Pledged Securities") as security for the payment and performance by Pledgor of all of Pledgor's obligations under the Promissory Note (the "Obligations") by executing and delivering this Agreement.

         NOW, THEREFORE, in consideration of the premises, and in order to induce the Pledgee to accept the Promissory Note, the Pledgor does hereby agree as follows:

         Section 1. PLEDGE. The Pledgor hereby irrevocably and unconditionally pledges to the Pledgee, and grants to the Pledgee a security interest in the Pledged Securities.

         Section 2. SECURITY FOR OBLIGATIONS. This Agreement secures the Obligations and all obligations of the Pledgor now or hereafter existing under this Agreement (all such obligations of the Pledgor being the "Obligations").

         Section 3. DELIVERY OF PLEDGED SECURITIES. The Pledgor shall take all necessary actions to ensure that all certificates or instruments representing or evidencing the Pledged Securities shall be delivered to and held by the Pledgee pursuant hereto and shall be in suitable form for transfer by delivery, or shall be accompanied by duly executed, notarized instruments of transfer or assignment in blank, all in form and substance

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satisfactory to the Pledgee. The Pledgee shall have the right, effective immediately upon failure by the Pledgor to perform the Obligations, in its discretion and without notice to the Pledgor, to transfer to or to register in the name of the Pledgee or any of its nominees any or all of the Pledged Securities. In addition, the Pledgee shall have the right at any time to exchange certificates or instruments representing or evidencing Pledged Securities for certificates or instruments of smaller or larger denominations.

         Section 4. REPRESENTATIONS AND WARRANTIES. The Pledgor represents and warrants that:

                  (a) the pledge of the Pledged Securities pursuant to this Agreement and delivery of certificates for the Pledged Securities creates a valid and perfected first priority security interest in the Pledged Securities, securing the Obligations;

                  (b) no authorization, approval, or other action by, and no notice to or filing with, any governmental authority or regulatory body is required either (i) for the pledge by the Pledgor of the Pledged Securities pursuant to this Agreement or for the execution, delivery or performance of this Agreement by the Pledgor or (ii) for the remedies in respect of the Pledged Securities pursuant to this Agreement;

                  (c) the execution, delivery and performance of this Agreement do not contravene any legal or contractual restriction binding on or affecting the Pledgor or the Pledged Securities; and

                  (d) this Agreement has been duly executed and delivered by the Pledgor and constitutes the legal, valid and binding obligation of the Pledgor, enforceable against the Pledgor in accordance with its terms, subject to the qualification, however, that the enforcement of the rights and remedies herein is subject to bankruptcy and other similar laws of general application affecting rights and remedies of creditors and that the remedy of specific performance or of injunctive relief is subject to the discretion of the court before which any proceedings therefor may be brought.

         Section 5. FURTHER ASSURANCES. The Pledgor agrees that at any time and from time to time, at the expense of the Pledgor, the Pledgor will promptly execute and deliver all further instruments and documents, and take all further action, that may be necessary or desirable, or that the Pledgee may request, in order to perfect and protect any security interest granted or purported to be granted hereby or to enable the Pledgee to exercise and enforce its rights and remedies hereunder with respect to any Pledged Securities.

         Section 6.  VOTING RIGHTS, DIVIDENDS, ETC.

                  (a) Unless the Pledgor has failed to perform any of the
Obligations:

                           (i) the Pledgor shall be entitled to exercise any and
                  all voting and other consensual rights pertaining to the Pledged Securities or any part


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                  thereof for any purpose not inconsistent with this Agreement;
                  PROVIDED, HOWEVER, that, the Pledgor shall not exercise or shall refrain from exercising any such right if, in the Pledgee's judgment, such action would be inconsistent with or violate any provisions of this Agreement;

                           (ii) the Pledgee shall exercise and deliver (or cause
                  to be executed or delivered) to the Pledgor all such proxies and other instruments as the Pledgor may reasonably request for the purpose of enabling the Pledgor to exercise the voting and other rights which it is entitled to exercise pursuant to subsection (i) above; and

                           (iii) the Pledgor shall be entitled to receive and
                  retain dividends, distributions or any other payments in respect of the Pledged Securities; PROVIDED, HOWEVER, that, any such dividend, distribution or other payment shall be applied to any balance remaining due under the Promissory Note.

                  (b) Upon the failure of the Pledgor to perform any of the Obligations, all rights of the Pledgor to exercise the voting and other consensual rights which it would otherwise be entitled to exercise pursuant to
Section 6(a)(i) hereof shall cease, and the Pledgor shall thereupon have no further right to exercise such voting and other consensual rights.

         Section 7. TRANSFERS AND OTHER LIENS; ADDITIONAL SHARES. Without concurrently satisfying all the Obligations, the Pledgor agrees that it will not
(a) sell or otherwise dispose of, or grant any option with respect to, any of the Pledged Securities, or (b) create or permit to exist any lien, security interest, or other charge or encumbrance upon or with respect to any of the Pledged Securities except for the security interest under this Agreement.

         Section 8.  PLEDGEE MAY PERFORM.

                  (a) If the Pledgor fails to perform any agreement contained herein, the Pledgee may itself perform, or cause performance of, such agreement and the expenses of the Pledgee incurred in connection therewith shall be payable by the Pledgor under Section 10 hereof.

                  (b) The Pledgee shall have no responsibility for (i) ascertaining or taking action with respect to conversions, exchanges, tenders or other matters relative to any Pledged Securities, whether or not the Pledgee has or is deemed to have knowledge of such matters, or (ii) taking any necessary steps to preserve rights against any parties with respect to any Pledged Securities.


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         Section 9.  REMEDIES UPON FAILURE TO PERFORM THE OBLIGATION.

                  (a) If the Pledgor shall have failed to perform any of the Obligations, the Pledgee may exercise in respect of the Pledged Securities, in addition to other rights and remedies provided for herein or otherwise available to it, all the rights and remedies of a secured party upon default under the Uniform Commercial Code in effect at that time, and the Pledgee may also, without notice except as specified below, cancel the shares representing Pledged Securities or sell the Pledged Securities at public or private sale, at any exchange, broker's board or elsewhere, for cash, on credit or for future delivery, and upon such other terms as the Pledgee may deem commercially reasonable. The Pledgor agrees that, to the extent notice of sale shall be required by law, at least ten days' notice to the Pledgor of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. The Pledgee shall not be obligated to make any sale of Pledged Securities regardless of notice of sale having been given. The Pledgee may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned.

                  (b) The Pledgor acknowledges that the Pledgee may be unable to effect a public sale of some or all the Pledged Securities by reason of certain prohibitions contained in the Securities Act of 1933, as amended (the "Securities Act") and applicable state securities laws, and may be compelled to resort to one or more private sales thereof to a restricted group of purchasers who will be obliged to agree, among other things, to acquire such securities for their own account for investment and not with a view to the distribution and resale thereof. The Pledgor acknowledges and agrees that any such private sale may result in prices and other terms less favorable to the Pledgee than if such sale were a public sale and, notwithstanding such circumstances, agrees that any such private sale shall be deemed to have been made in a commercially reasonable manner. The Pledgee shall be under no obligation to delay a sale of any of the Pledged Securities for the period of time necessary to permit the registration of such securities for public sale under the Securities Act, or under applicable state securities laws, or to cause such registration for public sale to occur.

                  (c) All cash proceeds received by the Pledgee in respect of any sale of, collection from, or other realization upon all or any part of the Pledged Securities may, in the discretion of the Pledgee, be held by the Pledgee as collateral for, and/or then or at any time thereafter applied (after payment of any amounts payable to the Pledgee pursuant to Section 10 hereof) in whole or in part by the Pledgee to the payment of the Promissory Note. Any surplus of such cash or cash proceeds held by the Pledgee and remaining after payment in full of the Promissory Note shall be paid over to the Pledgor or to whomsoever may be lawfully entitled to receive such surplus.

         Section 10. EXPENSES. The Pledgor shall indemnify and hold harmless the Pledgee from and against all claims, damages, liabilities and expenses, and will upon demand pay to the Pledgee the amount of any and all reasonable expenses, including the


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reasonable fees and expenses of its counsel and of any experts and agents, which the Pledgee may incur in connection with (a) the administration or enforcement of this Agreement, (b) the custody or preservation of, or the sale of, collection from, or other realization upon, any of the Pledged Securities (c) the exercise or enforcement of any of the rights of the Pledgee hereunder, or
(d) the failure by the Pledgor to perform or observe any of the provisions hereof; provided that the Pledgor shall only indemnify and hold harmless the Pledgee under this Section 10 to the extent such claims, damages, liabilities and expenses are incurred due to Pledgor's gross negligence, bad faith or willful misconduct.

         Section 11.  ADDRESSES FOR NOTICES.

                  Any notice, request or other communication under or with respect to this Agreement shall be in writing and shall be deemed effective upon receipt if delivered personally (including by fax if a confirmation copy of such notice is delivered promptly by mail) or sent by registered or certified mail, return receipt requested, postage prepaid, to either party at its address set forth below:

                  If to Pledgor:       __________________

                                       __________________

                                       __________________


                  If to Pledgee:       Wattage Monitor Inc.
                                       1100 Kietzke Lane
                                       Reno, Nevada 89502
                                       Attention:

                                       with a copy to:

                                       Willie E. Dennis, Esq.
                                       Akin, Gump, Strauss, Hauer & Feld, L.L.P.
                                       590 Madison Avenue
                                       New York, New York 10022


         Section 12.  CONTINUING SECURITY INTEREST.

                  (a) Notwithstanding anything to the contrary herein contained, this Agreement, the Obligations and the security interest granted hereunder shall continue to be effective or reinstated, as the case may be, if at any time any payment, or any part thereof, of any or all of the Obligations is rescinded, invalidated, declared to be fraudulent or preferential or otherwise required to be restored or returned by the Pledgee in connection with any bankruptcy, reorganization or similar proceeding involving the Pledgor, if the proceeds of any Pledged Securities are required to be returned by the Pledgee under any such circumstances, or if the Pledgor elects to return any such payment


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or proceeds or any part thereof in its sole discretion, all as though such payment had not been made or such proceeds not been received. Without limiting the generality of the foregoing, if prior to any such rescission, invalidation, declaration, restoration or return, this Agreement shall have been canceled or surrendered or the security interest granted hereunder or any Pledged Securities shall have been released or terminated in connection with such cancellation or surrender, this Agreement, the security interest and Pledged Securities shall be reinstated in full force and effect, and such prior cancellation or surrender shall not diminish, discharge or otherwise affect the obligations of the Pledgor in respect of the amount of the affected payment or application of proceeds, the security interest or such Pledged Securities.

                  (b) This Agreement shall create a continuing security interest in the Pledged Securities and, except as provided below, the security interest granted hereunder and all agreements, made herein shall survive until, and this Agreement shall terminate only upon, the indefeasible payment and performance in full of the Obligations. Upon the indefeasible payment and performance of all of the Obligations, the Pledgee shall deliver executed termination statements in appropriate form and any other documents reasonably requested by the Pledgor to evidence the termination of the security interest in the Pledged Securities. Any purported termination of this Agreement shall not affect this Agreement in relation to (i) any Obligation that was incurred or arose prior to the effective time of such indefeasible payment and performance, (ii) any Obligation incurred or arising after such effective time where such Obligation is incurred or arises either pursuant to commitments existing at such effective time or incurred for the purpose of protecting or enforcing rights against the Pledgor or any other security given for the Obligations or any portion thereof or (iii) any renewals, extensions, readvances, modifications or rearrangements of any of the foregoing.

         Section 13.  SECURITY INTEREST ABSOLUTE.

                  (a) All rights of the Pledgee and security interests hereunder, and all obligations of the Pledgor hereunder, shall be absolute and unconditional irrespective of:

                           (i) any lack of validity or enforceability of the Promissory Note or any other agreement or instrument relating thereto; or

                           (ii) any change in the time, manner or place of payment of, or in any other term of, all or any of the Promissory Note; or any other amendment or waiver of or any consent to any departure from the Promissory Note or any other agreement or instrument relating thereto; or

                           (iii) any exchange, release or non-perfection of any
                  other collateral, or any release or amendment or waiver of or consent to departure from all or any of the Promissory Note; or

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                           (iv)  any other circumstance which might otherwise
                  constitute a defense available to, or a discharge of, a third party pledgor.

                  (b)      The Pledgor hereby waives:

                           (i) the right to require the Pledgee to proceed against the Pledgor or any other person, to proceed against or exhaust any other collateral or to pursue any other remedy in the Pledgee's power whatsoever and the right to have the property of any other person first applied to the discharge of the Obligations;

                           (ii) the benefit of any statute of limitations affecting the Obligations or its liability hereunder;

                           (iii) any requirement of marshaling or any other
                  principle of election of remedies;

                           (iv) except as otherwise specified herein, all notices of any kind, including (A) notice of any action taken or omitted by the Pledgee in reliance hereon, and (B) notice of any action against the Pledgor, or any enforcement or other action with respect to any Pledged Securities or other collateral, or the assertion of any right of the Pledgee; and

                           (v) all defenses that at any time may be available to the Pledgor by virtue of any valuation, stay, moratorium or other law now or hereafter in effect.

         Section 14. GOVERNING LAW. This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York without regard to principles of conflicts of law.

         Section 15. WAIVER. No failure or delay on the part of the Pledgee in exercising any right, power or privilege under this Agreement and no course of dealing between the Pledgor and the Pledgee shall operate as a waiver thereof; nor shall any single or partial exercise of any right, power or privilege hereunder preclude any other or further notice or demand in similar or other circumstances or constitute a waiver of the right of the Pledgee to any other or further action in any circumstances without notice or demand.

         Section 16. DESCRIPTIVE HEADINGS. The descriptive headings of the several sections of this Agreement are inserted for convenience only and shall not be deemed to affect the meaning or construction of any of the provisions hereof.


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         IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed and delivered as of the date first above written.


                                            PLEDGOR


                                            ____________________________
                                            Name:


                                            PLEDGEE

                                            WATTAGE MONITOR INC.

                                            By: ____________________________
                                                   Name:
                                                   Title:





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